Exhibit 99.1

IDEX CORPORATION
Segment Information
(in millions)
(unaudited)

	For the Quarter Ended March 31, 2022
	FMT	HST	FSDP	Corporate	IDEX
Reported net income					$139.9
+ Provision for income taxes					40.5
+ Interest expense					9.5
- Other income (expense) - net					2.3
Reported operating income (loss) (1)	$80.4	$83.6	$40.5	$(16.9)	$187.6
+ Other income (expense) - net	1.6	0.2	1.6	(1.1)	2.3
+ Depreciation	3.9	6.1	2.1	0.1	12.2
+ Amortization	3.7	9.9	1.7	—	15.3
- Gains on sales of assets	1.2	—	1.5	—	2.7
Adjusted EBITDA	$88.4	$99.8	$44.4	$(17.9)	$214.7	(2)

Net sales (eliminations)	$272.0	$315.2	$164.7	$(0.8)	$751.1

Reported operating margin (1)	29.5%	26.5%	24.6%	n/m	25.0%
Adjusted EBITDA margin	32.5%	31.7%	26.9%	n/m	28.6%	(2)

(1) For the quarter ended March 31, 2022 there were no adjustments to reported operating income (loss).

(2) Adjusted EBITDA and adjusted EBITDA margin for IDEX are non-GAAP measures. Adjusted EBITDA margin for IDEX is calculated as adjusted EBITDA divided by net sales. For all non-GAAP measures presented in this Exhibit 99.1, please refer to the “Non-GAAP Measures of Financial Performance” section in this exhibit.

IDEX CORPORATION
Segment Information (Continued)
(in millions)
(unaudited)

	For the Quarter Ended June 30, 2022
	FMT	HST	FSDP	Corporate	IDEX
Reported net income					$138.1
+ Provision for income taxes					39.0
+ Interest expense					9.5
- Other income (expense) - net					—
Reported operating income (loss)	$82.9	$86.5	$39.9	$(22.7)	$186.6
+ Fair value inventory step-up charges	0.4	—	—	—	0.4
+ Restructuring expenses and asset impairments	1.7	0.1	1.0	—	2.8
Adjusted operating income (loss) (1)	85.0	86.6	40.9	(22.7)	189.8
+ Other income (expense) - net	0.2	1.2	0.5	(1.9)	—
+ Depreciation	4.2	6.1	2.1	0.1	12.5
+ Amortization	5.6	9.7	1.6	—	16.9
Adjusted EBITDA	$95.0	$103.6	$45.1	$(24.5)	$219.2	(2)

Net sales (eliminations)	$299.9	$326.0	$171.2	$(1.0)	$796.1

Reported operating margin	27.7%	26.5%	23.3%	n/m	23.4%
Adjusted operating margin (1)	28.4%	26.5%	23.9%	n/m	23.8%
Adjusted EBITDA margin	31.7%	31.8%	26.4%	n/m	27.5%	(2)

(1) Adjusted operating income (loss) and adjusted operating margin are non-GAAP measures. Adjusted operating margin is calculated as adjusted operating income (loss) divided by net sales. For all non-GAAP measures presented in this Exhibit 99.1, please refer to the “Non-GAAP Measures of Financial Performance” section in this exhibit.

(2) Adjusted EBITDA and adjusted EBITDA margin for IDEX are non-GAAP measures. Adjusted EBITDA margin for IDEX is calculated as adjusted EBITDA divided by net sales. For all non-GAAP measures presented in this Exhibit 99.1, please refer to the “Non-GAAP Measures of Financial Performance” section in this exhibit.

IDEX CORPORATION
Segment Information (Continued)
(in millions)
(unaudited)

	For the Quarter Ended September 30, 2022
	FMT	HST	FSDP	Corporate	IDEX
Reported net income					$178.7
+ Provision for income taxes					49.7
+ Interest expense					9.6
- Other income (expense) - net					1.0
- Gain on sale of business					34.8
Reported operating income (loss)	$94.5	$85.6	$43.6	$(21.5)	$202.2
- Net impact from the exit of a COVID-19 testing application(1)	—	1.1	—	—	1.1
Adjusted operating income (loss) (2)	94.5	84.5	43.6	(21.5)	201.1
+ Other income (expense) - net	0.2	1.1	0.5	(0.8)	1.0
+ Depreciation	3.9	6.2	2.1	0.1	12.3
+ Amortization	5.8	9.6	1.6	—	17.0
Adjusted EBITDA	$104.4	$101.4	$47.8	$(22.2)	$231.4	(3)

Net sales (eliminations)	$307.6	$345.0	$172.4	$(1.0)	$824.0
- Impact from the exit of a COVID-19 testing application(4)	—	17.9	—	—	17.9
Adjusted net sales (eliminations) (2)	$307.6	$327.1	$172.4	$(1.0)	$806.1

Reported operating margin	30.7%	24.8%	25.3%	n/m	24.5%
Adjusted operating margin (2)	30.7%	25.8%	25.3%	n/m	24.9%
Adjusted EBITDA margin	33.9%	31.0%	27.8%	n/m	28.7%	(3)

(1) Represents the net impact of the acceleration of previously deferred revenue of $17.9 million and an impairment charge of $16.8 million as a result of a customer’s decision to discontinue further investment in commercializing its COVID-19 testing application. For additional discussion, refer to the Company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2022, which was filed with the Securities and Exchange Commission on October 26, 2022.

(2) Adjusted operating income (loss), adjusted net sales and adjusted operating margin are non-GAAP measures. Adjusted operating margin is calculated as adjusted operating income (loss) divided by adjusted net sales. For all non-GAAP measures presented in this Exhibit 99.1, please refer to the “Non-GAAP Measures of Financial Performance” section in this exhibit.

(3) Adjusted EBITDA and adjusted EBITDA margin for IDEX are non-GAAP measures. Adjusted EBITDA margin for IDEX is calculated as adjusted EBITDA divided by adjusted net sales. For all non-GAAP measures presented in this Exhibit 99.1, please refer to the “Non-GAAP Measures of Financial Performance” section in this exhibit.

(4) Represents the acceleration of previously deferred revenue of $17.9 million as a result of a customer’s decision to discontinue further investment in commercializing its COVID-19 testing application.

IDEX CORPORATION
Segment Information (Continued)
(in millions)
(unaudited)

	For the Quarter Ended March 31, 2021
	FMT	HST	FSDP	Corporate	IDEX
Reported net income					$112.7
+ Provision for income taxes					32.9
+ Interest expense					10.7
- Other income (expense) - net					0.8
Reported operating income (loss)	$62.9	$66.6	$44.6	$(18.6)	$155.5
+ Fair value inventory step-up charges	0.7	—	—	—	0.7
+ Restructuring expenses and asset impairments	0.9	0.6	0.1	0.6	2.2
Adjusted operating income (loss) (1)	64.5	67.2	44.7	(18.0)	158.4
+ Other income (expense) - net	—	0.4	0.3	0.1	0.8
+ Depreciation	3.8	4.5	2.2	0.1	10.6
+ Amortization	3.3	6.0	1.7	—	11.0
Adjusted EBITDA	$71.6	$78.1	$48.9	$(17.8)	$180.8	(2)

Net sales (eliminations)	$243.3	$250.4	$159.5	$(1.2)	$652.0

Reported operating margin	25.8%	26.6%	27.9%	n/m	23.9%
Adjusted operating margin (1)	26.5%	26.9%	28.0%	n/m	24.3%
Adjusted EBITDA margin	29.4%	31.2%	30.6%	n/m	27.7%	(2)

(1) Adjusted operating income (loss) and adjusted operating margin are non-GAAP measures. Adjusted operating margin is calculated as adjusted operating income (loss) divided by net sales. For all non-GAAP measures presented in this Exhibit 99.1, please refer to the “Non-GAAP Measures of Financial Performance” section in this exhibit.

(2) Adjusted EBITDA and adjusted EBITDA margin for IDEX are non-GAAP measures. Adjusted EBITDA margin for IDEX is calculated as adjusted EBITDA divided by net sales. For all non-GAAP measures presented in this Exhibit 99.1, please refer to the “Non-GAAP Measures of Financial Performance” section in this exhibit.

IDEX CORPORATION
Segment Information (Continued)
(in millions)
(unaudited)

	For the Quarter Ended June 30, 2021
	FMT	HST	FSDP	Corporate	IDEX
Reported net income					$102.2
+ Provision for income taxes					27.7
+ Interest expense					11.2
- Other (expense) income - net					(17.2)
Reported operating income (loss)	$63.5	$76.0	$42.8	$(24.0)	$158.3
+ Fair value inventory step-up charges	1.8	—	—	—	1.8
+ Restructuring expenses and asset impairments	1.9	0.5	0.1	0.7	3.2
+ Corporate transaction indemnity	—	—	—	3.9	3.9
Adjusted operating income (loss) (1)	67.2	76.5	42.9	(19.4)	167.2
+ Other (expense) income - net	(5.6)	(0.3)	(2.1)	(9.2)	(17.2)
+ Depreciation	4.0	4.6	2.2	0.1	10.9
+ Amortization	3.9	8.0	1.6	—	13.5
+ Loss on early debt redemption	—	—	—	8.6	8.6
+ Termination of the U.S. pension plan	6.3	—	1.8	1.6	9.7
Adjusted EBITDA	$75.8	$88.8	$46.4	$(18.3)	$192.7	(2)

Net sales (eliminations)	$251.3	$275.0	$160.8	$(1.1)	$686.0

Reported operating margin	25.3%	27.6%	26.6%	n/m	23.1%
Adjusted operating margin (1)	26.7%	27.8%	26.7%	n/m	24.4%
Adjusted EBITDA margin	30.2%	32.2%	28.9%	n/m	28.1%	(2)

(1) Adjusted operating income (loss) and adjusted operating margin are non-GAAP measures. Adjusted operating margin is calculated as adjusted operating income (loss) divided by net sales. For all non-GAAP measures presented in this Exhibit 99.1, please refer to the “Non-GAAP Measures of Financial Performance” section in this exhibit.

(2) Adjusted EBITDA and adjusted EBITDA margin for IDEX are non-GAAP measures. Adjusted EBITDA margin for IDEX is calculated as adjusted EBITDA divided by net sales. For all non-GAAP measures presented in this Exhibit 99.1, please refer to the “Non-GAAP Measures of Financial Performance” section in this exhibit.

IDEX CORPORATION
Segment Information (Continued)
(in millions)
(unaudited)

	For the Quarter Ended September 30, 2021
	FMT	HST	FSDP	Corporate	IDEX
Reported net income					$115.7
+ Provision for income taxes					35.4
+ Interest expense					9.5
- Other (expense) income - net					(0.6)
Reported operating income (loss)	$69.0	$70.4	$39.1	$(17.3)	$161.2
+ Fair value inventory step-up charges	—	9.1	—	—	9.1
+ Restructuring expenses and asset impairments	2.0	0.6	(0.1)	0.7	3.2
+ Corporate transaction indemnity	—	—	—	(0.4)	(0.4)
Adjusted operating income (loss) (1)	71.0	80.1	39.0	(17.0)	173.1
+ Other (expense) income - net	(0.4)	0.2	—	(0.4)	(0.6)
+ Depreciation	4.1	4.5	2.1	0.1	10.8
+ Amortization	3.7	10.8	1.7	—	16.2
Adjusted EBITDA	$78.4	$95.6	$42.8	$(17.3)	$199.5	(2)

Net sales (eliminations)	$251.3	$302.3	$159.1	$(0.7)	$712.0

Reported operating margin	27.5%	23.3%	24.6%	n/m	22.6%
Adjusted operating margin (1)	28.2%	26.5%	24.6%	n/m	24.3%
Adjusted EBITDA margin	31.2%	31.6%	26.9%	n/m	28.0%	(2)

(1) Adjusted operating income (loss) and adjusted operating margin are non-GAAP measures. Adjusted operating margin is calculated as adjusted operating income (loss) divided by net sales. For all non-GAAP measures presented in this Exhibit 99.1, please refer to the “Non-GAAP Measures of Financial Performance” section in this exhibit.

(2) Adjusted EBITDA and adjusted EBITDA margin for IDEX are non-GAAP measures. Adjusted EBITDA margin for IDEX is calculated as adjusted EBITDA divided by net sales. For all non-GAAP measures presented in this Exhibit 99.1, please refer to the “Non-GAAP Measures of Financial Performance” section in this exhibit.

IDEX CORPORATION
Segment Information (Continued)
(in millions)
(unaudited)

	For the Quarter Ended December 31, 2021
	FMT	HST	FSDP	Corporate	IDEX
Reported net income					$118.7
+ Provision for income taxes					34.5
+ Interest expense					9.6
- Other income (expense) - net					0.8
Reported operating income (loss)	$63.9	$75.9	$42.8	$(20.6)	$162.0
+ Restructuring expenses and asset impairments	(0.3)	—	0.4	0.6	0.7
Adjusted operating income (loss) (1)	63.6	75.9	43.2	(20.0)	162.7
+ Other (expense) income - net	(0.1)	(0.8)	0.6	1.1	0.8
+ Depreciation	4.0	8.0	2.1	0.2	14.3
+ Amortization	3.7	10.3	1.7	—	15.7
+ Termination of the U.S. pension plan, net of curtailment	—	—	—	(1.1)	(1.1)
Adjusted EBITDA	$71.2	$93.4	$47.6	$(19.8)	$192.4	(2)

Net sales (eliminations)	$252.8	$294.1	$168.5	$(0.6)	$714.8

Reported operating margin	25.3%	25.8%	25.4%	n/m	22.7%
Adjusted operating margin (1)	25.2%	25.8%	25.6%	n/m	22.8%
Adjusted EBITDA margin	28.2%	31.8%	28.2%	n/m	26.9%	(2)

(1) Adjusted operating income (loss) and adjusted operating margin are non-GAAP measures. Adjusted operating margin is calculated as adjusted operating income (loss) divided by net sales. For all non-GAAP measures presented in this Exhibit 99.1, please refer to the “Non-GAAP Measures of Financial Performance” section in this exhibit.

(2) Adjusted EBITDA and adjusted EBITDA margin for IDEX are non-GAAP measures. Adjusted EBITDA margin for IDEX is calculated as adjusted EBITDA divided by net sales. For all non-GAAP measures presented in this Exhibit 99.1, please refer to the “Non-GAAP Measures of Financial Performance” section in this exhibit.

IDEX CORPORATION
Segment Information (Continued)
(in millions)
(unaudited)

	For the Year Ended December 31, 2021
	FMT	HST	FSDP	Corporate	IDEX
Reported net income					$449.3
+ Provision for income taxes					130.5
+ Interest expense					41.0
- Other (expense) income - net					(16.2)
Reported operating income (loss)	$259.3	$288.9	$169.3	$(80.5)	$637.0
+ Fair value inventory step-up charges	2.5	9.1	—	—	11.6
+ Restructuring expenses and asset impairments	4.5	1.7	0.5	2.6	9.3
+ Corporate transaction indemnity	—	—	—	3.5	3.5
Adjusted operating income (loss) (1)	266.3	299.7	169.8	(74.4)	661.4
+ Other (expense) income - net	(6.1)	(0.5)	(1.2)	(8.4)	(16.2)
+ Depreciation	15.9	21.6	8.6	0.5	46.6
+ Amortization	14.6	35.1	6.7	—	56.4
+ Loss on early debt redemption	—	—	—	8.6	8.6
+ Termination of the U.S. pension plan, net of curtailment	6.3	—	1.8	0.5	8.6
Adjusted EBITDA	$297.0	$355.9	$185.7	$(73.2)	$765.4	(2)

Net sales (eliminations)	$998.7	$1,121.8	$647.9	$(3.6)	$2,764.8

Reported operating margin	26.0%	25.8%	26.1%	n/m	23.0%
Adjusted operating margin (1)	26.7%	26.7%	26.2%	n/m	23.9%
Adjusted EBITDA margin	29.7%	31.7%	28.7%	n/m	27.7%	(2)

(1) Adjusted operating income (loss) and adjusted operating margin are non-GAAP measures. Adjusted operating margin is calculated as adjusted operating income (loss) divided by net sales. For all non-GAAP measures presented in this Exhibit 99.1, please refer to the “Non-GAAP Measures of Financial Performance” section in this exhibit.

(2) Adjusted EBITDA and adjusted EBITDA margin for IDEX are non-GAAP measures. Adjusted EBITDA margin for IDEX is calculated as adjusted EBITDA divided by net sales. For all non-GAAP measures presented in this Exhibit 99.1, please refer to the “Non-GAAP Measures of Financial Performance” section in this exhibit.

Non-GAAP Measures of Financial Performance
IDEX Corporation (the “Company”) prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Company supplements certain GAAP financial performance metrics with non-GAAP financial performance metrics. Management believes these non-GAAP financial performance metrics, including adjusted net sales, adjusted operating income (loss) and adjusted operating margin of the Company and each of its segments and adjusted EBITDA and adjusted EBITDA margin of the Company, provide investors with greater insight, transparency and a more comprehensive understanding of the financial information used by management in its financial and operational decision-making because certain of these adjusted metrics exclude items not reflective of ongoing operations, such as fair value inventory step-up charges, restructuring expenses and asset impairments, the net impact from the exit of a COVID-19 testing application, the gain on sale of a business, the gains on sales of assets, the impact of the settlement of a corporate transaction indemnity, the loss on early debt redemption, the noncash loss related to the termination of the Company’s U.S. pension plan and acquisition-related intangible asset amortization. Reconciliations of non-GAAP financial performance metrics to their most comparable GAAP financial performance metrics have been provided in the tables above and should not be considered a substitute for, nor superior to, the financial data prepared in accordance with GAAP. Due to rounding, numbers presented throughout this exhibit may not add up or recalculate precisely.